UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2023

Date of reporting period:	July 1, 2022 – June 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam INVESTMENTS

Putnam International Value Fund

Annual report
6 | 30 | 23

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PNGAX

Putnam
International Value
Fund

Annual report
6 | 30 | 23

Message from the Trustees

August 10, 2023

Dear Fellow Shareholder:

Stocks have generally advanced through the first half of 2023. Recently, a strong pulse of innovation has been gaining investors’ attention, and the technology sector has started to rebound from a difficult 2022. More broadly, international markets are performing well, even though the reopening of China’s economy lacked the dynamism many had anticipated.

Bond markets have experienced more ups and downs, but performance has improved compared with 2022. U.S. inflation has been trending downward, while the country’s economic growth has remained positive. Against this backdrop, investors are weighing the impact of high borrowing costs, stress in the banking system, and a weaker housing market.

As active managers, your investment team continues to research attractive opportunities for your fund while monitoring risks. This report offers an update on their efforts.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 6–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group median is provided by Lipper, a Refinitiv company.

All MSCI indices are provided by MSCI.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/23. See above and pages 6–8 for additional fund performance information. Index descriptions can be found on page 10.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

All MSCI indices are provided by MSCI.

2 International Value Fund

How was the investing environment during the 12-month reporting period ended June 30, 2023?

In the first half of the period, global financial markets generally faced very challenging conditions. However, international value stocks, the focus of this fund, recovered in late 2022. Their strong performance in the final quarter of the calendar year came amid ongoing macroeconomic headwinds. These included aggressive tightening by central banks, the Russia-Ukraine War, and concerns about a potential recession. Strong performance for international value stocks continued through the first half of 2023, despite market volatility sparked by persistent inflation and instability in the banking sector.

How did the fund perform in the reporting period?

The fund posted a return of 22.39%, outperforming its benchmark, the MSCI EAFE Value Index [ND], which returned 17.40%. The fund also outperformed the median return of 18.59% for funds in its Lipper peer group, International Large-Cap Value Funds.

International Value Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 6/30/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/23. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 International Value Fund

What were some stocks that contributed to the fund’s performance for the reporting period?

The top contributor to relative performance was Mitsubishi Corporation, a Japan-based global trading company. The stock was boosted by Mitsubishi’s significant exposure to the commodities trade — iron ore, copper, aluminum — as well as to oil and gas. Its share price gained as commodities prices climbed during the period. The company also embarked on a progressive shareholder return policy, declaring an attractive dividend and share buyback program.

AIB Group, an Ireland-based bank, was another top contributor for the period. We believe that the macroeconomic environment in Ireland is shifting positively, as is the competitive landscape for Irish banks. AIB Group is among the best-positioned banks given its healthy balance sheet and strong market position, in our view.

What were some stocks that detracted from performance during the reporting period?

Suncor Energy was a detractor from relative performance. The stock struggled as the company moved through some key initiatives, particularly efforts to extend the production life of one of its key mines. Further, a strategic asset purchase by the company was ultimately unsuccessful during the period.

British telecommunications company Vodafone was another detractor for the period. The stock struggled as the company lowered its earnings forecast due to soaring energy costs, high inflation, and intensifying competition in Italy and Spain.

What is your outlook for the coming months?

Our outlook for international stocks is mixed. In Japan, stocks outperformed significantly during the period as strong corporate governance reform and a greater focus on balance sheet efficiency and shareholder returns has boosted sentiment. The Bank of Japan has lagged other central banks in terms of its policy stance around yield curve control and interest-rate moves. This continued to weigh on the currency, making Japanese exporters more competitive.

Meanwhile, in Europe, economic trends are diverging, in our view. The more manufacturing-exposed economies, such as Germany, have lagged the southern, more services-exposed countries. Stocks in the financials sector, even outside the U.S., still carry the scars of the U.S. regional banking crisis and are trading at historically low valuations. More broadly, the reopening of China’s economy —which has been choppy and muted relative to expectations — has weighed on global growth.

Our goal, as always, is to prepare the fund for a range of scenarios, with a balanced structure for the portfolio. We plan to maintain a mix of cyclical and defensive holdings, investing in our best ideas with a focus on the fundamentals of the businesses.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

International Value Fund 5

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 6/30/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (8/1/96)
Before sales charge	5.42%	4.86%	5.00%	13.60%	22.39%
After sales charge	5.19	4.24	3.76	11.38	15.35
Class B (8/1/96)
Before CDSC	5.18	4.23	4.20	12.70	21.41
After CDSC	5.18	4.23	3.86	11.91	16.41
Class C (2/1/99)
Before CDSC	5.20	4.23	4.20	12.73	21.41
After CDSC	5.20	4.23	4.20	12.73	20.41
Class R (12/1/03)
Net asset value	5.16	4.59	4.73	13.29	21.97
Class R6 (12/2/13)
Net asset value	5.72	5.30	5.44	14.05	22.84
Class Y (10/2/00)
Net asset value	5.66	5.12	5.25	13.86	22.69

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B and C share performance reflects conversion to class A shares after eight years.

6 International Value Fund

Comparative annualized index returns For periods ended 6/30/23

	Life of fund	10 years	5 years	3 years	1 year
MSCI EAFE Value Index (ND)	4.93%	4.15%	2.93%	11.34%	17.40%
Lipper International
Large-Cap Value Funds
category median*	5.53	4.63	4.14	11.58	18.59

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, a Refinitiv company.

All MSCI indices are provided by MSCI.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/23, there were 85, 74, 64, 52, and 10 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,139 and $15,135, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $15,668, $16,755, and $16,479, respectively.

All MSCI indices are provided by MSCI.

International Value Fund 7

Fund price and distribution information For the 12-month period ended 6/30/23

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.183		$0.063	$0.085	$0.162	$0.233	$0.218
Capital gains	—		—	—	—	—	—
Total	$0.183		$0.063	$0.085	$0.162	$0.233	$0.218
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
6/30/22	$10.44	$11.08	$10.56	$10.49	$10.30	$10.48	$10.43
6/30/23	12.57	13.34	12.75	12.64	12.38	12.61	12.55

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 6/30/22	1.13%	1.88%	1.88%	1.38%	0.72%	0.88%
Total annual operating expenses for the
fiscal year ended 6/30/22*	1.38%	2.13%	2.13%	1.63%	0.97%	1.13%
Annualized expense ratio for the
six-month period ended 6/30/23†#	1.10%	1.85%	1.85%	1.35%	0.68%	0.85%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 10/30/23. This obligation may be modified or discontinued only with approval of the Board of Trustees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

# Includes an increase of 0.04% from annualizing the performance fee adjustment for the six months ended 6/30/23.

8 International Value Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 1/1/23 to 6/30/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.79	$9.71	$9.72	$7.10	$3.55	$4.48
Ending value (after expenses)	$1,122.30	$1,117.40	$1,118.60	$1,120.40	$1,123.90	$1,123.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 6/30/23, use the following calculation method. To find the value of your investment on 1/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.51	$9.25	$9.25	$6.76	$3.38	$4.26
Ending value (after expenses)	$1,019.34	$1,015.62	$1,015.62	$1,018.10	$1,021.45	$1,020.58

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

International Value Fund 9

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Value Index (ND) is an unmanaged index that measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy, and/or completeness of the Information, and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

10 International Value Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of June 30, 2023, Putnam employees had approximately $493,000,000 and the Trustees had approximately $69,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

International Value Fund 11

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

12 International Value Fund

Trustee approval of management contracts

Consideration of your fund’s new and interim management, sub-management and sub-advisory contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”), a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and a new sub-advisory contract among Putnam Management, PIL and another affiliate, The Putnam Advisory Company (“PAC”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Frank-lin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Frank-lin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management, PIL and PAC. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management, PIL and PAC and would cause your fund’s current Management Contract with Putnam Management, Sub-Management Contract with PIL and Sub-Advisory Contract with PAC (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management, sub-management and sub-advisory contracts with Putnam Management, PIL and PAC, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act (their Board’s “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin

International Value Fund 13

Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22 – 23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and the efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed

1All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL as necessary or appropriate in the context.

14 International Value Fund

income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment solutions group, with both Franklin Templeton groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management, PIL and PAC, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

International Value Fund 15

General conclusions — Current Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management, the sub-management contract with respect to your fund between Putnam Management and PIL and the sub-advisory contract among Putnam Management, PIL and PAC. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review.

The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023

16 International Value Fund

of the Interim Management Contracts and the New Management Contracts, which had been proposed in light of the Transaction (which would cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry —that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. Putnam Management and PSERV have agreed to maintain these expense limitations until at least October 30, 2024. In addition, effective February 1, 2022, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.59% of its average net assets through at least October 30, 2024. During its fiscal year ending in 2022, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Current Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable

International Value Fund 17

12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The Trustees also considered that, as of December 31, 2022, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) on a pro forma basis, adjusted to reflect the implementation of the fund-specific expense limitation for your fund, effective February 1, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned

18 International Value Fund

to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper International Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2022 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2022, there were 71, 61 and 58 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

International Value Fund 19

The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments made to Putnam Management’s affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds and that they were of a quality at least equal to those provided by other providers.

20 International Value Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Value Fund 21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam International Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam International Value Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statement of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 10, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

22 International Value Fund

The fund’s portfolio 6/30/23

COMMON STOCKS (95.8%)*	Shares	Value
Aerospace and defense (1.0%)
BAE Systems PLC (United Kingdom)	302,931	$3,566,374
		3,566,374
Air freight and logistics (1.4%)
Deutsche Post AG (Germany)	99,197	4,841,745
		4,841,745
Automobile components (0.9%)
Magna International, Inc. (Canada)	57,365	3,238,595
		3,238,595
Automobiles (1.4%)
Yamaha Motor Co., Ltd. (Japan)	170,200	4,904,338
		4,904,338
Banks (18.2%)
AIB Group PLC (Ireland)	1,711,769	7,191,349
ANZ Group Holdings, Ltd. (Australia)	432,013	6,850,572
BNP Paribas SA (France)	105,004	6,613,581
CaixaBank SA (Spain)	897,686	3,709,576
DBS Group Holdings, Ltd. (Singapore)	182,283	4,262,202
DNB Bank ASA (Norway)	166,459	3,112,499
HSBC Holdings PLC (United Kingdom)	1,261,739	9,962,168
ING Groep NV (Netherlands)	869,037	11,700,045
Mizuho Financial Group, Inc. (Japan)	129,820	1,981,455
Sumitomo Mitsui Financial Group, Inc. (Japan)	212,200	9,082,405
		64,465,852
Beverages (2.2%)
Asahi Group Holdings, Ltd. (Japan)	63,700	2,469,204
Coca-Cola Europacific Partners PLC (Spain)	84,998	5,476,421
		7,945,625
Broadline retail (0.8%)
Pan Pacific International Holdings Corp. (Japan)	149,200	2,673,633
		2,673,633
Building products (1.1%)
Compagnie de Saint-Gobain (France)	66,218	4,026,888
		4,026,888
Capital markets (3.5%)
Partners Group Holding AG (Switzerland)	3,711	3,489,389
Quilter PLC (United Kingdom)	1,212,289	1,219,368
UBS Group AG (Switzerland)	385,965	7,802,957
		12,511,714
Chemicals (0.3%)
LANXESS AG (Germany)	40,663	1,224,653
		1,224,653
Construction and engineering (2.9%)
Vinci SA (France)	88,894	10,318,984
		10,318,984
Construction materials (1.6%)
CRH PLC (Ireland)	102,525	5,649,703
		5,649,703

International Value Fund 23

COMMON STOCKS (95.8%)* cont.	Shares	Value
Consumer staples distribution and retail (2.2%)
Koninklijke Ahold Delhaize NV (Netherlands)	154,336	$5,264,543
Seven & i Holdings Co., Ltd. (Japan)	57,100	2,468,885
		7,733,428
Diversified telecommunication services (4.1%)
Deutsche Telekom AG (Germany)	235,673	5,137,157
Nippon Telegraph & Telephone Corp. (Japan)	6,440,000	7,630,720
Telstra Group, Ltd. (Australia)	556,012	1,595,843
		14,363,720
Electric utilities (1.8%)
Fortum OYJ (Finland)	96,302	1,288,865
SSE PLC (United Kingdom)	218,579	5,110,527
		6,399,392
Financial services (1.1%)
ORIX Corp. (Japan)	215,900	3,948,502
		3,948,502
Food products (1.6%)
Ajinomoto Co., Inc. (Japan)	98,900	3,937,766
Kerry Group PLC Class A (Ireland)	17,986	1,754,201
		5,691,967
Health care equipment and supplies (1.3%)
Hoya Corp. (Japan)	38,900	4,640,358
		4,640,358
Hotels, restaurants, and leisure (0.8%)
Compass Group PLC (United Kingdom)	104,062	2,910,134
		2,910,134
Household durables (2.7%)
Cairn Homes PLC (Ireland)	1,839,439	2,328,348
Panasonic Holdings Corp. (Japan)	251,700	3,083,319
Sony Group Corp. (Japan)	44,600	4,000,515
		9,412,182
Industrial conglomerates (2.6%)
Siemens AG (Germany)	54,534	9,077,277
		9,077,277
Insurance (7.8%)
AIA Group, Ltd. (Hong Kong)	400,600	4,087,395
AXA SA (France)	231,865	6,837,627
Prudential PLC (United Kingdom)	458,649	6,456,834
QBE Insurance Group, Ltd. (Australia)	700,555	7,373,045
Sompo Holdings, Inc. (Japan)	62,500	2,801,887
		27,556,788
Machinery (1.2%)
MinebeaMitsumi, Inc. (Japan)	224,000	4,241,797
		4,241,797
Metals and mining (2.8%)
Anglo American PLC (London Exchange) (United Kingdom)	166,611	4,724,935
Glencore PLC (United Kingdom)	902,547	5,095,010
		9,819,945
Multi-utilities (2.0%)
Veolia Environnement SA (France)	224,956	7,106,418
		7,106,418

24 International Value Fund

COMMON STOCKS (95.8%)* cont.	Shares	Value
Oil, gas, and consumable fuels (7.7%)
BP PLC (United Kingdom)	1,188,553	$6,918,617
Shell PLC (London Exchange) (United Kingdom)	318,667	9,480,258
Suncor Energy, Inc. (Canada)	213,079	6,250,425
TotalEnergies SE (France)	80,316	4,605,526
		27,254,826
Passenger airlines (1.3%)
Qantas Airways, Ltd. (voting rights) (Australia) †	1,082,695	4,489,572
		4,489,572
Personal care products (1.0%)
Unilever PLC (United Kingdom)	70,833	3,687,649
		3,687,649
Pharmaceuticals (5.5%)
AstraZeneca PLC (United Kingdom)	44,312	6,345,705
Sanofi (France)	121,449	13,013,974
		19,359,679
Real estate management and development (0.7%)
Mitsui Fudosan Co., Ltd. (Japan)	122,300	2,440,136
		2,440,136
Semiconductors and semiconductor equipment (1.8%)
Renesas Electronics Corp. (Japan) †	329,400	6,233,824
		6,233,824
Specialty retail (1.1%)
JD Sports Fashion PLC (United Kingdom)	2,097,201	3,888,628
		3,888,628
Tobacco (0.9%)
Imperial Brands PLC (United Kingdom)	140,834	3,109,465
		3,109,465
Trading companies and distributors (7.0%)
Ashtead Group PLC (United Kingdom)	44,837	3,099,975
Ferguson PLC (United Kingdom)	22,746	3,584,927
ITOCHU Corp. (Japan)	121,600	4,835,824
Mitsubishi Corp. (Japan)	269,500	13,063,764
		24,584,490
Wireless telecommunication services (1.5%)
KDDI Corp. (Japan)	67,400	2,083,054
Vodafone Group PLC (United Kingdom)	3,550,612	3,335,511
		5,418,565
Total common stocks (cost $301,336,611)		$338,736,846

U.S. TREASURY OBLIGATIONS (0.0%)*	Principal amount	Value
U.S. Treasury Bonds 1.375%, 8/15/50 [i]	$104,000	$61,007
Total U.S. treasury obligations (cost $61,007)		$61,007

SHORT-TERM INVESTMENTS (3.6%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 5.23% L	Shares	12,064,716	$12,064,716
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.03% P	Shares	110,000	110,000

International Value Fund 25

SHORT-TERM INVESTMENTS (3.6%)* cont.	Principal amount	Value
U.S. Treasury Bills 5.448%, 11/9/23 ∆	$400,000	$392,566
U.S. Treasury Bills 5.000%, 11/2/23 ∆	230,000	225,944
U.S. Treasury Bills 5.353%, 12/7/23 ∆	100,000	97,729
Total short-term investments (cost $12,891,015)		$12,890,955

TOTAL INVESTMENTS
Total investments (cost $314,288,633)	$351,688,808

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2022 through June 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $353,544,319.
†	This security is non-income-producing.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $335,455 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
Japan	24.6%	Switzerland	3.2%
United Kingdom	23.5	Canada	2.7
France	14.9	Spain	2.6
Australia	5.8	Singapore	1.2
Germany	5.8	Hong Kong	1.2
Netherlands	4.8	Norway	0.9
Ireland	4.8	Other	0.4
United States	3.6	Total	100.0%
||3||

26 International Value Fund

FORWARD CURRENCY CONTRACTS at 6/30/23 (aggregate face value $115,026,214)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/19/23	$1,990,838	$2,024,979	$(34,141)
	Australian Dollar	Sell	7/19/23	1,990,838	1,983,305	(7,533)
	Australian Dollar	Buy	10/18/23	1,995,803	1,988,294	7,509
	British Pound	Sell	9/20/23	3,835,199	3,738,404	(96,795)
	Canadian Dollar	Buy	7/19/23	1,890,477	1,886,092	4,385
	Canadian Dollar	Sell	7/19/23	1,890,477	1,867,314	(23,163)
	Canadian Dollar	Sell	10/18/23	1,893,238	1,888,916	(4,322)
	Euro	Sell	9/20/23	5,528,017	5,451,140	(76,877)
	Japanese Yen	Sell	8/16/23	1,259,973	1,334,861	74,888
	Swedish Krona	Buy	9/20/23	972,124	984,866	(12,742)
	Swiss Franc	Buy	9/20/23	1,413,713	1,403,368	10,345
Barclays Bank PLC
	British Pound	Sell	9/20/23	1,849,513	1,803,591	(45,922)
	Japanese Yen	Sell	8/16/23	421,268	446,229	24,961
Citibank, N.A.
	Australian Dollar	Buy	7/19/23	328,474	333,997	(5,523)
	Australian Dollar	Sell	7/19/23	328,474	327,279	(1,195)
	Australian Dollar	Buy	10/18/23	329,293	328,086	1,207
	British Pound	Sell	9/20/23	1,031,586	1,006,024	(25,562)
	Danish Krone	Buy	9/20/23	1,413,482	1,393,263	20,219
	Euro	Buy	9/20/23	670,368	663,320	7,048
	Singapore Dollar	Buy	8/16/23	409,890	415,726	(5,836)
	Swedish Krona	Buy	9/20/23	551,854	559,020	(7,166)
	Swiss Franc	Buy	9/20/23	375,503	372,747	2,756
Goldman Sachs International
	Australian Dollar	Buy	7/19/23	755,977	768,711	(12,734)
	Australian Dollar	Sell	7/19/23	755,977	753,119	(2,858)
	Australian Dollar	Buy	10/18/23	757,863	754,989	2,874
	British Pound	Sell	9/20/23	1,118,727	1,091,086	(27,641)
	Euro	Buy	9/20/23	945,854	936,185	9,669
	Israeli Shekel	Buy	7/19/23	416,867	434,218	(17,351)
	Israeli Shekel	Sell	7/19/23	416,867	417,789	922
	Israeli Shekel	Buy	10/18/23	418,495	419,409	(914)
	Japanese Yen	Sell	8/16/23	74,233	78,646	4,413
	Swiss Franc	Buy	9/20/23	424,947	421,859	3,088
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/19/23	951,636	967,770	(16,134)
	Australian Dollar	Sell	7/19/23	951,636	947,898	(3,738)
	Australian Dollar	Buy	10/18/23	954,009	950,215	3,794
	Euro	Sell	9/20/23	107,675	142,741	35,066
	Hong Kong Dollar	Buy	8/16/23	540,518	541,169	(651)
	Norwegian Krone	Buy	9/20/23	256,816	252,366	4,450
	Swedish Krona	Buy	9/20/23	1,671,681	1,693,372	(21,691)
	Swiss Franc	Buy	9/20/23	839,420	833,268	6,152

International Value Fund 27

FORWARD CURRENCY CONTRACTS at 6/30/23 (aggregate face value $115,026,214) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
	British Pound	Buy	9/20/23	$1,299,105	$1,312,854	$(13,749)
	Canadian Dollar	Buy	7/19/23	1,462,687	1,459,401	3,286
	Canadian Dollar	Sell	7/19/23	1,462,687	1,444,861	(17,826)
	Canadian Dollar	Sell	10/18/23	1,464,822	1,461,567	(3,255)
	Danish Krone	Buy	9/20/23	426,889	420,766	6,123
	Euro	Buy	9/20/23	1,219,588	1,207,201	12,387
	Japanese Yen	Sell	8/16/23	2,890,380	2,974,232	83,852
	New Zealand Dollar	Buy	7/19/23	298,178	305,970	(7,792)
	New Zealand Dollar	Sell	7/19/23	298,178	296,301	(1,877)
	New Zealand Dollar	Buy	10/18/23	298,074	296,241	1,833
	Singapore Dollar	Buy	8/16/23	288,737	292,835	(4,098)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	7/19/23	1,056,462	1,079,399	(22,937)
	Australian Dollar	Sell	7/19/23	1,056,462	1,052,473	(3,989)
	Australian Dollar	Buy	10/18/23	1,059,097	1,055,101	3,996
	British Pound	Sell	9/20/23	819,832	799,218	(20,614)
	Czech Koruna	Buy	9/20/23	479,736	473,575	6,161
	Euro	Buy	9/20/23	1,171,501	1,156,366	15,135
	Japanese Yen	Sell	8/16/23	194,283	272,353	78,070
	Norwegian Krone	Buy	9/20/23	458,012	450,111	7,901
	Swedish Krona	Buy	9/20/23	1,152,369	1,167,393	(15,024)
	Swiss Franc	Buy	9/20/23	2,070,449	2,055,344	15,105
NatWest Markets PLC
	Japanese Yen	Sell	8/16/23	798,550	846,034	47,484
	Swedish Krona	Buy	9/20/23	3,514,151	3,560,287	(46,136)
	Swiss Franc	Buy	9/20/23	4,102,492	4,072,558	29,934
State Street Bank and Trust Co.
	Australian Dollar	Buy	7/19/23	909,119	924,076	(14,957)
	Australian Dollar	Sell	7/19/23	909,119	905,624	(3,495)
	Australian Dollar	Buy	10/18/23	911,386	907,796	3,590
	British Pound	Sell	9/20/23	4,338,861	4,230,483	(108,378)
	Canadian Dollar	Buy	7/19/23	1,597,155	1,593,683	3,472
	Canadian Dollar	Sell	7/19/23	1,597,155	1,577,391	(19,764)
	Canadian Dollar	Sell	10/18/23	1,599,487	1,596,048	(3,439)
	Israeli Shekel	Buy	7/19/23	1,147,369	1,194,739	(47,370)
	Israeli Shekel	Sell	7/19/23	1,147,369	1,149,948	2,579
	Israeli Shekel	Buy	10/18/23	1,151,851	1,154,838	(2,987)
	Japanese Yen	Buy	8/16/23	1,108,864	1,174,809	(65,945)
	Singapore Dollar	Buy	8/16/23	273,038	276,923	(3,885)
	Swedish Krona	Buy	9/20/23	708,425	717,608	(9,183)
	Swiss Franc	Buy	9/20/23	1,257,722	1,244,638	13,084
Toronto-Dominion Bank
	Australian Dollar	Buy	7/19/23	34,520	35,097	(577)
	Australian Dollar	Sell	7/19/23	34,520	34,390	(130)

28 International Value Fund

FORWARD CURRENCY CONTRACTS at 6/30/23 (aggregate face value $115,026,214) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Toronto-Dominion Bank cont.
	Australian Dollar	Buy	10/18/23	$34,606	$34,475	$131
	British Pound	Sell	9/20/23	1,318,667	1,285,600	(33,067)
	Canadian Dollar	Buy	7/19/23	1,540,982	1,537,669	3,313
	Canadian Dollar	Sell	7/19/23	1,540,982	1,522,023	(18,959)
	Canadian Dollar	Sell	10/18/23	1,543,232	1,539,875	(3,357)
	Euro	Buy	9/20/23	427,086	422,753	4,333
	Hong Kong Dollar	Buy	8/16/23	3,309,759	3,313,950	(4,191)
	Swiss Franc	Buy	9/20/23	726,116	720,756	5,360
UBS AG
	Canadian Dollar	Buy	7/19/23	1,839,589	1,835,626	3,963
	Canadian Dollar	Sell	7/19/23	1,839,589	1,817,131	(22,458)
	Canadian Dollar	Sell	10/18/23	1,842,275	1,838,260	(4,015)
	Euro	Buy	9/20/23	435,411	431,009	4,402
	Israeli Shekel	Buy	7/19/23	323,756	337,085	(13,329)
	Israeli Shekel	Sell	7/19/23	323,756	324,384	628
	Israeli Shekel	Buy	10/18/23	325,021	325,680	(659)
	Swedish Krona	Buy	9/20/23	224,084	227,007	(2,923)
	Swiss Franc	Buy	9/20/23	1,566,211	1,554,671	11,540
WestPac Banking Corp.
	Canadian Dollar	Buy	7/19/23	726,549	724,536	2,013
	Canadian Dollar	Sell	7/19/23	726,549	717,516	(9,033)
	Canadian Dollar	Sell	10/18/23	727,610	725,607	(2,003)
	Japanese Yen	Sell	8/16/23	254,414	269,512	15,098
	Swedish Krona	Buy	9/20/23	676,087	684,926	(8,839)
Unrealized appreciation						608,519
Unrealized (depreciation)						(1,010,729)
Total						$(402,210)
* The exchange currency for all contracts listed is the United States Dollar.

International Value Fund 29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$8,472,668	$11,309,617	$—
Consumer discretionary	12,365,705	14,661,805	—
Consumer staples	19,292,279	8,875,855	—
Energy	27,254,826	—	—
Financials	68,095,393	40,387,463	—
Health care	19,359,679	4,640,358	—
Industrials	38,516,170	26,630,957	—
Information technology	—	6,233,824	—
Materials	16,694,301	—	—
Real estate	—	2,440,136	—
Utilities	13,505,810	—	—
Total common stocks	223,556,831	115,180,015	—
U.S. treasury obligations	—	61,007	—
Short-term investments	110,000	12,780,955	—
Totals by level	$223,666,831	$128,021,977	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(402,210)	$—
Totals by level	$—	$(402,210)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

30 International Value Fund

Statement of assets and liabilities 6/30/23

ASSETS
Investment in securities, at value (Notes 1 and 8 ):
Unaffiliated issuers (identified cost $302,223,917)	$339,624,092
Affiliated issuers (identified cost $12,064,716) (Notes 1 and 5)	12,064,716
Foreign currency (cost $241,610) (Note 1)	242,608
Dividends, interest and other receivables	685,807
Foreign tax reclaim	401,793
Receivable for shares of the fund sold	1,707,881
Unrealized appreciation on forward currency contracts (Note 1)	608,519
Prepaid assets	63,317
Total assets	355,398,733

LIABILITIES
Payable for shares of the fund repurchased	183,475
Payable for compensation of Manager (Note 2)	74,268
Payable for custodian fees (Note 2)	33,645
Payable for investor servicing fees (Note 2)	108,907
Payable for Trustee compensation and expenses (Note 2)	90,864
Payable for administrative services (Note 2)	1,197
Payable for distribution fees (Note 2)	76,498
Payable for auditing and tax fees	65,376
Unrealized depreciation on forward currency contracts (Note 1)	1,010,729
Collateral on certain derivative contracts, at value (Notes 1 and 8)	171,007
Other accrued expenses	38,448
Total liabilities	1,854,414

Net assets	$353,544,319

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$317,372,095
Total distributable earnings (Note 1)	36,172,224
Total — Representing net assets applicable to capital shares outstanding	$353,544,319

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($118,860,012 divided by 9,459,529 shares)	$12.57
Offering price per class A share (100/94.25 of $12.57)*	$13.34
Net asset value and offering price per class B share ($193,041 divided by 15,137 shares)**	$12.75
Net asset value and offering price per class C share ($1,323,415 divided by 104,714 shares)**	$12.64
Net asset value, offering price and redemption price per class R share
($2,302,717 divided by 185,936 shares)	$12.38
Net asset value, offering price and redemption price per class R6 share
($37,984,617 divided by 3,011,462 shares)	$12.61
Net asset value, offering price and redemption price per class Y share
($192,880,517 divided by 15,370,784 shares)	$12.55

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Value Fund 31

Statement of operations Year ended 6/30/23

INVESTMENT INCOME
Dividends (net of foreign tax of $953,086)	$10,188,336
Interest (including interest income of $356,842 from investments in affiliated issuers) (Note 5)	381,466
Total investment income	10,569,802

EXPENSES
Compensation of Manager (Note 2)	1,959,463
Investor servicing fees (Note 2)	539,618
Custodian fees (Note 2)	56,347
Trustee compensation and expenses (Note 2)	10,734
Distribution fees (Note 2)	282,421
Administrative services (Note 2)	8,858
Other	274,208
Fees waived and reimbursed by Manager (Note 2)	(610,229)
Total expenses	2,521,420
Expense reduction (Note 2)	(1,735)
Net expenses	2,519,685

Net investment income	8,050,117

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(5,674,847)
Foreign currency transactions (Note 1)	(76,281)
Forward currency contracts (Note 1)	(556,135)
Total net realized loss	(6,307,263)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	50,896,933
Assets and liabilities in foreign currencies	25,504
Forward currency contracts	125,713
Total change in net unrealized appreciation	51,048,150

Net gain on investments	44,740,887

Net increase in net assets resulting from operations	$52,791,004

The accompanying notes are an integral part of these financial statements.

32 International Value Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 6/30/23	Year ended 6/30/22
Operations
Net investment income	$8,050,117	$5,260,300
Net realized loss on investments
and foreign currency transactions	(6,307,263)	(3,272,836)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	51,048,150	(34,230,347)
Net increase (decrease) in net assets resulting
from operations	52,791,004	(32,242,883)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,628,035)	(1,347,046)
Class B	(1,274)	(502)
Class C	(7,600)	(3,875)
Class R	(27,814)	(14,473)
Class R6	(488,399)	(308,287)
Class Y	(2,232,507)	(799,185)
Net realized short-term gain on investments
Class A	—	(1,213,789)
Class B	—	(4,157)
Class C	—	(11,892)
Class R	—	(13,769)
Class R6	—	(202,814)
Class Y	—	(558,038)
From net realized long-term gain on investments
Class A	—	(3,628,229)
Class B	—	(12,427)
Class C	—	(35,549)
Class R	—	(41,156)
Class R6	—	(606,245)
Class Y	—	(1,668,073)
Increase from capital share transactions (Note 4)	90,633,339	91,043,892
Total increase in net assets	139,038,714	48,331,503

NET ASSETS
Beginning of year	214,505,605	166,174,102
End of year	$353,544,319	$214,505,605

The accompanying notes are an integral part of these financial statements.

International Value Fund 33

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
June 30, 2023	$10.44	.31	2.00	2.31	(.18)	—	(.18)	$12.57	22.39	$118,860	1.11 [e]	2.75 [e]	15
June 30, 2022	12.71	.30	(1.88)	(1.58)	(.15)	(.54)	(.69)	10.44	(13.12)	96,655	1.27[e,f]	2.44 [e]	6
June 30, 2021	9.39	.22	3.31	3.53	(.18)	(.03)	(.21)	12.71	37.87	115,696	1.43	1.93	17
June 30, 2020	10.62	.16	(.95)	(.79)	(.25)	(.19)	(.44)	9.39	(8.11)	90,141	1.40[e]	1.60[e]	19
June 30, 2019	11.71	.24	(.92)	(.68)	(.22)	(.19)	(.41)	10.62	(5.27)	108,690	1.33[e]	2.28[e]	10
Class B
June 30, 2023	$10.56	.20	2.05	2.25	(.06)	—	(.06)	$12.75	21.41	$193	1.86 [e]	1.81 [e]	15
June 30, 2022	12.81	.19[g]	(1.88)	(1.69)	(.02)	(.54)	(.56)	10.56	(13.79)	261	2.02[e,f]	1.54[e,g]	6
June 30, 2021	9.45	.13	3.33	3.46	(.07)	(.03)	(.10)	12.81	36.77	493	2.18	1.13	17
June 30, 2020	10.66	.08	(.96)	(.88)	(.14)	(.19)	(.33)	9.45	(8.72)	585	2.15[e]	.81[e]	19
June 30, 2019	11.70	.15	(.90)	(.75)	(.10)	(.19)	(.29)	10.66	(6.01)	1,019	2.08[e]	1.43[e]	10
Class C
June 30, 2023	$10.49	.24	2.00	2.24	(.09)	—	(.09)	$12.64	21.41	$1,323	1.86[e]	2.14[e]	15
June 30, 2022	12.75	.23	(1.91)	(1.68)	(.04)	(.54)	(.58)	10.49	(13.74)	1,070	2.02[e,f]	1.90[e]	6
June 30, 2021	9.41	.13	3.32	3.45	(.08)	(.03)	(.11)	12.75	36.79	1,154	2.18	1.13	17
June 30, 2020	10.63	.09	(.98)	(.89)	(.14)	(.19)	(.33)	9.41	(8.84)	1,275	2.15[e]	.84[e]	19
June 30, 2019	11.62	.16	(.89)	(.73)	(.07)	(.19)	(.26)	10.63	(5.92)	2,331	2.08[e]	1.47[e]	10
Class R
June 30, 2023	$10.30	.28	1.96	2.24	(.16)	—	(.16)	$12.38	21.97	$2,303	1.36[e]	2.52[e]	15
June 30, 2022	12.57	.32[g]	(1.91)	(1.59)	(.14)	(.54)	(.68)	10.30	(13.32)	1,725	1.52[e,f]	2.64[e,g]	6
June 30, 2021	9.29	.19	3.27	3.46	(.15)	(.03)	(.18)	12.57	37.52	869	1.68	1.67	17
June 30, 2020	10.51	.14	(.95)	(.81)	(.22)	(.19)	(.41)	9.29	(8.33)	747	1.65[e]	1.37[e]	19
June 30, 2019	11.56	.18[d]	(.87)	(.69)	(.17)	(.19)	(.36)	10.51	(5.47)	911	1.58[e]	1.64[d,e]	10
Class R6
June 30, 2023	$10.48	.39	1.97	2.36	(.23)	—	(.23)	$12.61	22.84	$37,985	.69[e]	3.39[e]	15
June 30, 2022	12.76	.37	(1.90)	(1.53)	(.21)	(.54)	(.75)	10.48	(12.75)	20,253	.86[e,f]	3.03[e]	6
June 30, 2021	9.43	.28	3.31	3.59	(.23)	(.03)	(.26)	12.76	38.42	15,053.99		2.42	17
June 30, 2020	10.66	.21	(.96)	(.75)	(.29)	(.19)	(.48)	9.43	(7.68)	5,907	.95[e]	2.08[e]	19
June 30, 2019	11.77	.30	(.94)	(.64)	(.28)	(.19)	(.47)	10.66	(4.85)	4,753	.88[e]	2.84[e]	10
Class Y
June 30, 2023	$10.43	.37	1.97	2.34	(.22)	—	(.22)	$12.55	22.69	$192,881	.86[e]	3.21[e]	15
June 30, 2022	12.71	.37[g]	(1.91)	(1.54)	(.20)	(.54)	(.74)	10.43	(12.89)	94,542	1.02[e,f]	3.08[e,g]	6
June 30, 2021	9.40	.28	3.27	3.55	(.21)	(.03)	(.24)	12.71	38.13	32,909	1.18	2.36	17
June 30, 2020	10.63	.19	(.96)	(.77)	(.27)	(.19)	(.46)	9.40	(7.87)	6,113	1.15[e]	1.89[e]	19
June 30, 2019	11.72	.26[d]	(.91)	(.65)	(.25)	(.19)	(.44)	10.63	(5.04)	6,333	1.08[e]	2.39[d,e]	10

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 International Value Fund	International Value Fund 35

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

d The net investment income ratio and per share amount shown for the period noted may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percent of average net assets
6/30/23	0.23%
6/30/22	0.12
6/30/20	0.03
6/30/19	>0.01

f Includes one-time proxy cost which amounted to 0.01%.

g The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions or redemptions into or out of the class.

The accompanying notes are an integral part of these financial statements.

36 International Value Fund

Notes to financial statements 6/30/23

Unless otherwise noted, the “reporting period” represents the period from July 1, 2022 through June 30, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PAC	The Putnam Advisory Company, LLC, an affiliate of Putnam Management
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam International Value Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth. Current income is a secondary objective. The fund invests mainly in common stocks of large and midsize companies outside the United States, with a focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. At times, the fund also uses derivatives, which are expected to include certain foreign currency transactions. For example, the fund typically uses foreign currency forward contracts in connection with the fund’s investments in foreign securities in order to hedge the fund’s currency exposure relative to the fund’s benchmark index.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these

International Value Fund 37

contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

38 International Value Fund

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange

International Value Fund 39

contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $563,428 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $335,455 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Prior to May 2, 2023, the fund participated, along with other Putnam funds, in a $100 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

40 International Value Fund

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At June 30. 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,830,702	$3,096,531	$4,927,233

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses and from unrealized gain/losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $385,204 to decrease undistributed net investment income, and $385,204 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$52,322,554
Unrealized depreciation	(18,416,860)
Net unrealized appreciation	33,905,694
Undistributed ordinary income	7,203,073
Capital loss carryforward	(4,927,233)
Cost for federal income tax purposes	$317,380,904

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Value Index (Net Dividends) each

International Value Fund 41

measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.740% of the fund’s average net assets, which included an effective base fee of 0.691% and an increase of 0.049% ($130,188) based on performance.

Putnam Management has contractually agreed, through October 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through October 30, 2024, to the extent that total expenses of the fund (before any applicable performance-based adjustment to the fund’s base management fee and excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.59% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced as a result of this limit by $610,229.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

PAC is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

42 International Value Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$228,230	Class R	4,486
Class B	504	Class R6	12,633
Class C	2,527	Class Y	291,238
		Total	$539,618

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,735 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $276, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$258,518
Class B	1.00%	1.00%	2,270
Class C	1.00%	1.00%	11,461
Class R	1.00%	0.50%	10,172
Total			$282,421

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,420 from the sale of class A shares and received $2 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $85 on class A redemptions.

International Value Fund 43

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$128,523,673	$39,428,113
U.S. government securities (Long-term)	—	—
Total	$128,523,673	$39,428,113

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 6/30/23		YEAR ENDED 6/30/22
Class A	Shares	Amount	Shares	Amount
Shares sold	1,236,222	$14,765,237	724,397	$8,876,594
Shares issued in connection with
reinvestment of distributions	141,446	1,571,467	492,081	5,929,577
	1,377,668	16,336,704	1,216,478	14,806,171
Shares repurchased	(1,175,032)	(13,282,134)	(1,064,485)	(12,943,240)
Net increase	202,636	$3,054,570	151,993	$1,862,931

	YEAR ENDED 6/30/23		YEAR ENDED 6/30/22
Class B	Shares	Amount	Shares	Amount
Shares sold	517	$6,319	45	$545
Shares issued in connection with
reinvestment of distributions	107	1,210	1,351	16,541
	624	7,529	1,396	17,086
Shares repurchased	(10,194)	(116,857)	(15,157)	(187,661)
Net decrease	(9,570)	$(109,328)	(13,761)	$(170,575)

	YEAR ENDED 6/30/23		YEAR ENDED 6/30/22
Class C	Shares	Amount	Shares	Amount
Shares sold	51,005	$600,769	36,738	$456,966
Shares issued in connection with
reinvestment of distributions	669	7,502	4,168	50,639
	51,674	608,271	40,906	507,605
Shares repurchased	(48,977)	(555,165)	(29,391)	(352,450)
Net increase	2,697	$53,106	11,515	$155,155

44 International Value Fund

	YEAR ENDED 6/30/23		YEAR ENDED 6/30/22
Class R	Shares	Amount	Shares	Amount
Shares sold	80,403	$888,054	116,085	$1,410,373
Shares issued in connection with
reinvestment of distributions	2,535	27,814	5,832	69,398
	82,938	915,868	121,917	1,479,771
Shares repurchased	(64,426)	(719,366)	(23,633)	(287,969)
Net increase	18,512	$196,502	98,284	$1,191,802

	YEAR ENDED 6/30/23		YEAR ENDED 6/30/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,228,758	$26,014,465	1,122,339	$13,770,744
Shares issued in connection with
reinvestment of distributions	43,410	483,149	91,747	1,107,389
	2,272,168	26,497,614	1,214,086	14,878,133
Shares repurchased	(1,192,678)	(13,308,843)	(461,866)	(5,628,060)
Net increase	1,079,490	$13,188,771	752,220	$9,250,073

	YEAR ENDED 6/30/23		YEAR ENDED 6/30/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	10,751,418	$124,620,807	8,223,669	$99,146,438
Shares issued in connection with
reinvestment of distributions	200,720	2,225,981	250,034	3,007,915
	10,952,138	126,846,788	8,473,703	102,154,353
Shares repurchased	(4,642,267)	(52,597,070)	(2,001,690)	(23,399,847)
Net increase	6,309,871	$74,249,718	6,472,013	$78,754,506

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/22	cost	proceeds	income	of 6/30/23
Short-term investments
Putnam Short Term
Investment Fund*	8,480,239	117,608,007	114,023,530	356,842	12,064,716
Total Short-term
investments	$8,480,239	$117,608,007	$114,023,530	$356,842	$12,064,716

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

International Value Fund 45

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$93,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Investments, Receivables	$608,519	Payables	$1,010,729
Total		$608,519		$1,010,729

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(556,135)	$(556,135)
Total	$(556,135)	$(556,135)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$125,713	$125,713
Total	$125,713	$125,713

46 International Value Fund

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International Value Fund 47

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	StateStreet Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$97,127	$24,961	$31,230	$20,966	$49,462	$107,481	$126,368	$77,418	$22,725	$13,137	$20,533	$17,111	$608,519
Total Assets	$97,127	$24,961	$31,230	$20,966	$49,462	$107,481	$126,368	$77,418	$22,725	$13,137	$20,533	$17,111	$608,519
Liabilities:
Forward currency contracts#	255,573	45,922	45,282	61,498	42,214	48,597	62,564	46,136	279,403	60,281	43,384	19,875	1,010,729
Total Liabilities	$255,573	$45,922	$45,282	$61,498	$42,214	$48,597	$62,564	$46,136	$279,403	$60,281	$43,384	$19,875	$1,010,729
Total Financial and Derivative Net Assets	$(158,446)	$(20,961)	$(14,052)	$(40,532)	$7,248	$58,884	$63,804	$31,282	$(256,678)	$(47,144)	$(22,851)	$(2,764)	$(402,210)
Total collateral received (pledged)†##	$(110,819)	$(10,740)	$—	$—	$—	$—	$63,804	$31,282	$(213,896)	$—	$—	$—
Net amount	$(47,627)	$(10,221)	$(14,052)	$(40,532)	$7,248	$58,884	$—	$—	$(42,782)	$(47,144)	$(22,851)	$(2,764)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$110,000	$61,007	$—	$—	$—	$—	$171,007
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(110,819)	$(10,740)	$—	$—	$—	$—	$—	$—	$(213,896)	$—	$—	$—	$(335,455)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings currently expected to occur in October 2023. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $11,141,785, or $0.396 per share (for all classes of shares). Taxes paid to foreign countries were $953,086, or $0.034 per share (for all classes of shares).

For the reporting period, the fund hereby designates 100.0%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $16,665 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

48 International Value Fund	International Value Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment advisor, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; previously a Board Member of Catholic Charities of St. Paul and Minneapolis; Director of the Catholic Community Foundation of Minnesota; and Investment Advisory Board Member of the University of Minnesota.

50 International Value Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of June 30, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

International Value Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

52 International Value Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Michael J. Higgins	Janet C. Smith
Ropes & Gray LLP	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Independent Registered		Principal Accounting Officer,
Public Accounting Firm	Jonathan S. Horwitz	and Assistant Treasurer
PricewaterhouseCoopers LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam International Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2023	$58,749	$ —	$10.780	$ —
June 30, 2022	$51,707	$ —	$10,473	$ —

For the fiscal years ended June 30, 2023 and June 30, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $252,523 and $339,424 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2023	$ —	$241,743	$ —	$ —
June 30, 2022	$ —	$328,951	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 25, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 25, 2023